Exhibit T3E.3
MORRIS PUBLISHING GROUP, LLC
 MORRIS PUBLISHING FINANCE CO.
LETTER OF TRANSMITTAL
FOR
OFFER TO EXCHANGE FLOATING RATE SECURED NOTES DUE 2014
FOR
ALL OUTSTANDING 7% SENIOR SUBORDINATED NOTES DUE 2013
PURSUANT TO THE OFFERING MEMORANDUM AND DISCLOSURE STATEMENT FOR
SOLICITATION OF ACCEPTANCES OF A PREPACKAGED PLAN OF REORGANIZATION, DATED
DECEMBER 14, 2009
THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME,
ON JANUARY 12, 2010 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT
MAY BE EXTENDED, THE “EXPIRATION DATE”).
Deliver to the Exchange Agent:
WILMINGTON TRUST COMPANY

By Overnight Courier, Regular Registered	By Facsimile Transmission:
or Certified Mail, or by Hand
302/636-4139

Wilmington Trust Company
Rodney Square North	For Information or Confirmation by Telephone:
1100 North Market Street	302/636-6181
Wilmington, DE 19890-1626
Attn: Corporate Trust Reorg.
     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.
     This Letter of Transmittal need not be completed by holders tendering Old Notes by ATOP (as hereinafter defined).
     The undersigned acknowledges that he, she or it has received (i) the offering memorandum and disclosure statement for solicitation of acceptances of a prepackaged plan of reorganization, dated December 14, 2009 (the “Offering Memorandum”), of Morris Publishing Group, LLC, a Georgia limited liability company, and Morris Publishing Finance Co., a Georgia corporation (together, the “Issuers”), and (ii) this Letter of Transmittal, which together constitute the Issuers’ offer (the “Exchange Offer”) to exchange an aggregate principal amount of $100,000,000 of their Floating Rate Secured Notes due 2014 (the “New Notes”) registered under the Securities Act of 1933, as amended, for $278,478,000 principal amount of the Issuers’ issued and outstanding 7% Senior Subordinated Notes due 2013 (the “Old Notes”) and all accrued but unpaid interest with respect thereto. Capitalized terms used but not defined herein shall have the same meanings given to them in the Offering Memorandum. The Exchange Offer is subject to all of the terms and conditions set forth in the Offering Memorandum. In the event of any conflict between this Letter of Transmittal and the Offering Memorandum, the Offering Memorandum shall govern.
     The Issuers reserve the right, at any time or from time to time, to extend the Exchange Offer at their discretion, in which event the term “Expiration Date” shall mean the latest time and date to which the Exchange

Offer is extended. The Issuers shall notify the holders of the Old Notes of any extension as promptly as practicable by oral or written notice thereof.
     Only Old Notes validly tendered and not properly withdrawn as of the Expiration Date will be accepted for exchange. If a broker, dealer, commercial bank, trust company or other nominee holds your Old Notes, such nominee may have an earlier deadline for accepting tenders of Old Notes. Holders should promptly contact the broker, dealer, commercial bank or other nominee that holds any such holder’s Old Notes to determine the deadline.
     All of the Old Notes are held in book-entry form through the facilities of The Depository Trust Company (“DTC”). This Letter of Transmittal is to be completed by a holder desiring to tender Old Notes, unless such holder is executing the tender through DTC’s automated tender offer program (“ATOP”). This Letter of Transmittal need not be completed by a holder tendering through ATOP. However, a holder tendering through ATOP will be bound by the terms of this Letter of Transmittal, and such holder will be deemed to have made the acknowledgments and representations and warranties this Letter of Transmittal contains, just as if such holder had signed it. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.
     As described in the Offering Memorandum, a valid tender of Old Notes pursuant to the Exchange Offer requires delivery of the Old Notes to Wilmington Trust Company, the exchange agent for this Exchange Offer (the “Exchange Agent”), through book-entry transfer to the Exchange Agent’s account at DTC pursuant to the procedures set forth in the Offering Memorandum under the caption “The Exchange Offer — Procedures for Tendering Old Notes” and either (i) delivery to the Exchange Agent of a properly completed and duly executed Letter of Transmittal or (ii) delivery to the Exchange Agent of an “agent’s message” through ATOP, to the effect that the DTC participant named in the agent’s message has received and agrees to be bound by the terms and conditions set forth in the Exchange Offer and this Letter of Transmittal.
     The Issuers are not providing for guaranteed delivery procedures and therefore a holder of Old Notes must allow sufficient time for the necessary tender procedures to be completed prior to the Expiration Date.
     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE OFFERING MEMORANDUM AND THIS LETTER OF TRANSMITTAL SHOULD BE DIRECTED TO THE INFORMATION AGENT. SEE INSTRUCTION 11.
     To complete this Letter of Transmittal properly, holders who wish to tender their Old Notes using this Letter of Transmittal must:
•	Complete the box below entitled “Description of Old Notes Tendered”;

•	Sign the Letter of Transmittal by completing the box entitled “Please Sign Here”; and

•	Complete the Substitute W-9 or another appropriate form, as described under “Important Tax Information” below.

OLD NOTES MUST BE TENDERED BY BOOK-ENTRY TRANSFER
PLEASE COMPLETE THE FOLLOWING: *

DESCRIPTION OF OLD NOTES TENDERED
NAME(S) OF TENDERING HOLDER AND/OR INSTITUTION	PRINCIPAL AMOUNT OF OLD NOTES BEING TENDERED	DTC PARTICIPANT NUMBER	ACCOUNT NUMBER	TRANSACTION CODE NUMBER

*	Need not be completed if Old Notes are being tendered through ATOP, although such holders will be bound by the terms of this Letter of Transmittal.

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of Old Notes indicated in the “Description of Old Notes Tendered” box above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Old Notes as are being tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent acts as the agent of the Issuers in connection with the Exchange Offer) solely to: (1) transfer ownership of the Old Notes on the DTC book-entry transfer facility, together with all accompanying evidences of transfer and authenticity, to or upon the Issuers’ order; (2) present such Old Notes for transfer on the books of the Issuers; and (3) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of the Old Notes, all in accordance with the terms of the Exchange Offer.
     The undersigned acknowledges and agrees that a tender of Old Notes, pursuant to the terms of the Offering Memorandum and the instructions hereto, and an acceptance of such Old Notes by the Issuers will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offer. For purposes of the Exchange Offer, the undersigned understands that the Issuers will be deemed to have accepted for exchange validly tendered Old Notes if, as and when the Issuers give written notice of such acceptance to the Exchange Agent.
     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the Old Notes are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned further represents that (i) it will acquire the New Notes in the ordinary course of its business, (ii) it has no arrangements or understandings with any person to participate in a distribution of the New Notes within the meaning of the Securities Act, and (iii) it is not an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act.
     The undersigned acknowledges that the issuance of New Notes upon exchange of the Old Notes is exempt from registration pursuant to Section 3(a)(9) of the Securities Act of 1933, as amended. The Issuers have no contract, arrangement or understanding relating to, and will not, directly or indirectly, pay any commission or other remuneration to any broker, dealer, salesperson, agent or any other person for soliciting tenders in the Exchange Offer. No broker, dealer, salesperson, agent or other person is engaged or authorized to express any statement, opinion, recommendation or judgment with respect to the relative merits and risks of the Exchange Offer or to make any representation other than what is included in the Offering Memorandum.
     The undersigned will, upon request, execute and deliver any additional documents necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by the book-entry transfer facility.
     All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death, dissolution or incapacity of the undersigned.
     This tender may be withdrawn only in accordance with the procedures set forth in “The Exchange Offer — Withdrawal of Tenders” section of the Offering Memorandum.
     IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT’S MESSAGE (TOGETHER WITH BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 11:59 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

PLEASE SIGN HERE
(TO BE COMPLETED BY ALL TENDERING HOLDERS)
     This Letter of Transmittal must be signed by the registered holder(s) exactly as his, her or its (their) name(s) appear(s) on a security position listing as the owner of the Old Notes on the books of DTC or its participants.
Dated:                                         , 20

x:		, 20

x:		, 20
	(SIGNATURE(S) OF OWNER(S))	(DATE)
Area Code and Telephone Number:
     This Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):
(PLEASE TYPE OR PRINT)

Capacity (fully title):

Address:
(INCLUDING ZIP CODE)
Area Code and Telephone Number:
Employer Identification or Social Security Number:
PLEASE COMPLETE SUBSTITUTE FORM W-9 OR OTHER APPROPRIATE FORM.

SIGNATURE GUARANTEE
(IF REQUIRED BY INSTRUCTION 4. PLACE MEDALLION GUARANTEE IN THE SPACE BELOW.)

(NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

(ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF FIRM)

(AUTHORIZED SIGNATURES)

(PRINTED NAME)

(TITLE)
Dated:                                         , 20

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE $100
MILLION PRINCIPAL AMOUNT OF FLOATING RATE SECURED NOTES DUE 2014 FOR ALL
OUTSTANDING 7% SENIOR SUBORDINATED NOTES DUE 2013 OF
MORRIS PUBLISHING GROUP, LLC AND MORRIS PUBLISHING FINANCE CO.
1. Delivery of this Letter of Transmittal and Old Notes.
     This Letter of Transmittal is to be used for tenders being made pursuant to the procedures set forth in the Offering Memorandum under the caption “The Exchange Offer — Procedures for Tendering Old Notes” if delivery of Old Notes is to be made by book-entry transfer and instructions are not being transmitted through ATOP.
     The Exchange Offer is eligible for tenders of Old Notes through ATOP, and, accordingly, holders of Old Notes who are tendering by book-entry transfer to the Exchange Agent’s account at DTC may tender Old Notes through ATOP. DTC will then send an agent’s message to the Exchange Agent. The term “agent’s message” means a message transmitted by DTC, received by the Issuers and forming part of the book-entry confirmation, to the effect that: (i) DTC has received an express acknowledgment from the DTC participant that it is tendering Old Notes that are the subject of such book-entry confirmation; (ii) such DTC participant has received and agrees to be bound by the terms of this Letter of Transmittal; and (iii) this Letter of Transmittal may be enforced against such DTC participant. Accordingly, this Letter of Transmittal need not be completed by a holder who tenders Old Notes through ATOP. However, such holder will be bound by the terms of this Letter of Transmittal and will be deemed to have made the acknowledgments and representations and warranties this Letter of Transmittal contains, just as if such holder had signed it. Holders who wish to tender through DTC’s ATOP procedures should allow sufficient time for completion of the ATOP procedures during the normal business hours of DTC on or before the Expiration Date.
     If the holder beneficially owns Old Notes that are held through a bank, broker or other nominee and the holder wishes to tender those Old Notes, the holder should contact the nominee promptly and instruct it to tender the holder’s Old Notes on the holder’s behalf.
     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE OPTION AND RISK OF THE TENDERING HOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS ATTEMPTED BY MAIL, THEN REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
     No alternative, conditional or contingent tenders will be accepted. By execution and delivery of this Letter of Transmittal (or a facsimile hereof), all tendering holders waive any right to receive any notice of the acceptance of their Old Notes for exchange.
     The Issuers are not providing for guaranteed delivery procedures and, therefore, a holder must allow sufficient time for the necessary tender procedures to be completed prior to the Expiration Date.
2. Withdrawals.
     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 11:59 p.m., New York City time, on the Expiration Date, unless the tendering holder is restricted from doing so by the Support Agreement. You must send a withdrawal notice to the Exchange Agent in accordance with the appropriate procedures of ATOP. If you change your mind, you may re-tender your Old Notes again by following the tender procedures at any time prior to 11:59 p.m., New York City time, on the Expiration Date.
     The Exchange Agent will return the properly withdrawn Old Notes at the Issuers’ expense to the holder promptly following receipt of timely notice of withdrawal. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Old Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity, form and eligibility, including time of receipt, of any notice of withdrawal will be determined by the Issuers, in their sole discretion, and such determination will be final and binding on all parties.
3. Tender by Holder.
     Except in limited circumstances, only a DTC participant listed on a DTC securities position listing may tender Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who is not the registered holder and is not a DTC participant and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on such beneficial owner’s behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such. Any such transfer of registered ownership may take considerable time.
4.	Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.
     All signatures on this Letter of Transmittal must be guaranteed by (i) a firm that is a member of a registered national securities exchange or the Financial Industry Regulatory Authority, Inc., (ii) a commercial bank or trust company having an office or correspondent in the United States, or (iii) an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (each of the foregoing, an “Eligible Institution”) unless (x) this Letter of Transmittal is signed by the registered holder(s) of the Old Notes tendered hereby or by a participant in DTC whose name is shown on a security position as the owner of the Old Notes tendered hereby, or (y) such Old Notes are tendered for the account of an Eligible Institution.
     If this Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Old Notes tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of such Old Notes.
     If any Old Notes tendered hereby are held of record by two or more persons, all such persons must sign this Letter of Transmittal.
     If this Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Issuers of such person’s authority so to act must be submitted.
5. Unaccepted Old Notes.
     The Exchange Agent will credit to the account maintained at DTC from which the tendered Old Notes were delivered any Old Notes that have been tendered that are not accepted for exchange promptly after the Expiration Date.
6. Taxpayer Identification Number and Backup Withholding.
     Please refer to the section of this Letter of Transmittal entitled “Important Tax Information” for information about completing a Substitute Form W-9 or an appropriate other form, as applicable.
     FAILURE TO COMPLETE SUBSTITUTE IRS FORM W-9 OR AN APPROPRIATE OTHER FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER.
7. Transfer Taxes.
     The Issuers are not aware of any obligation of holders who tender their Old Notes for exchange in the Exchange Offer to pay any transfer taxes. However, if transfer tax would apply to the Exchange Offer, then the amount of any transfer taxes, whether imposed on the registered owner or any other person, will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption from them is not submitted to the Issuers by the tendering holder, the amount of such transfer taxes will be billed directly to the tendering holder.

8. Waiver of Conditions; Validity of Tender.
     The Issuers reserve the right to waive satisfaction of any or all conditions enumerated in the Offering Memorandum.
     All questions as to the validity, form, eligibility (including time of receipt) and acceptance for exchange of any tendered Old Notes pursuant to any of the procedures described in this Letter of Transmittal, and in the form and validity (including time of receipt of notices of withdrawals) of all documents will be determined by the Issuers in their sole discretion. Any such determination will be final and binding.
9. No Conditional Tenders.
     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.
     Neither the Issuers, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.
10. Mutilated, Lost, Stolen or Destroyed Old Notes.
     Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Information Agent at the address indicated below for further instructions.
11. Requests for Assistance or Additional Copies.
     All inquiries you may have with respect to the procedures for the Exchange Offer and all requests for additional copies of the Offering Memorandum, this Letter of Transmittal or the IRS Form W-9 or Form W-8 guidelines should be directed to Ipreo, the information agent for the Exchange Offer at its address set forth below.
111 River Street, 10th Floor
Hoboken, New Jersey 07030
Attn: Aaron Dougherty
(877) 746-3583 (toll-free)
(201) 499-3500
IMPORTANT— This Letter of Transmittal or a facsimile or copy thereof or confirmation of book-entry transfer and all other required documents and any required signature guarantee must be received by the Exchange Agent prior to 11:59 p.m., New York City time, on the Expiration Date.

IMPORTANT TAX INFORMATION
To ensure compliance with Treasury Department Circular 230, you are hereby notified that (a) any discussion of U.S. federal tax issues in this Letter of Transmittal is not intended or written to be relied upon, and cannot be relied upon, by you for the purpose of avoiding penalties that may be imposed on you under the Internal Revenue Code of 1986, as amended, (b) this discussion is included herein in connection with the promotion or marketing (within the meaning of Circular 230) of the transactions or matters addressed in this Letter of Transmittal, and (c) you should seek advice based on your particular circumstances from an independent tax advisor.
Under U.S. federal income tax laws, a tendering holder that is a U.S. holder whose Old Notes are accepted for exchange pursuant to the Exchange Offer is required to provide the Exchange Agent with such holder’s correct Taxpayer Identification Number (“TIN”) on the Substitute Form W-9 below (or otherwise establish a basis for exemption from backup withholding) and certify under penalty of perjury that such TIN is correct and that such holder is not subject to backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Exchange Agent is not provided with the correct TIN, the holder may also be subject to certain penalties imposed by the Internal Revenue Service (“IRS”) and any reportable payments that are made to such holder may be subject to backup withholding. To prevent backup withholding on reportable payments made with respect to the Old Notes, the holder is required to notify the Exchange Agent of such holder’s correct TIN by completing the Substitute Form W-9 below, certifying that (1) the TIN provided on the Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (2) such holder is not subject to backup withholding because (a) such holder is exempt from backup withholding, (b) such holder has not been notified by the IRS that the holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified such holder that such holder is no longer subject to backup withholding and (3) such holder is a U.S. person (including a U.S. resident alien).
If backup withholding applies, the Exchange Agent is required to withhold at a rate not to exceed 28% of any payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld provided that the required information is given to the IRS. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS. Certain holders (including, among others, all corporations and holders that are not U.S. persons) are not subject to these backup withholding and reporting requirements.
Exempt holders should indicate their exempt status on Substitute Form W-9. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions. A tendering holder (or other payee) that is not a U.S. persons must submit a properly completed appropriate IRS Form W-8, signed under penalties of perjury. Such forms can be obtained from the Exchange Agent upon request or from the IRS’s website at WWW.IRS.GOV.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(SEE INSTRUCTION 6)

PAYER’S NAME: WILMINGTON TRUST COMPANY

SUBSTITUTE FORM W-9 Department of the Treasury, Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification	PART 1 — PLEASE PROVIDE YOUR NAME AND TIN IN THE BOX AT RIGHT, AND CERTIFY BY SIGNING AND DATING BELOW.

For individuals, this is your Social Security Number (SSN). For sole proprietors, see the instructions in the enclosed Guidelines. For other entities, it is your Employer Identification Number (EIN). If you do not have a number, see “How to Obtain a TIN” in the enclosed Guidelines.	Name: Business Name (if different from above): TIN: Social Security Number OR Employer Identification Number

Part 2 — CERTIFICATION —	Part 3 — TIN Applied for ☐

UNDER PENALTIES OF PERJURY, I CERTIFY THAT:

(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) of the above certification in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.

Signature Date
NOTE: FAILURE TO COMPLY AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING FROM ANY PAYMENT TO YOU ON ACCOUNT OF THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjure that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 28%) of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9
Determining the Proper Identification Number for the Payee (You) to Give the Payer
Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: 00-0000000. The table below will help determine the number to give the payer.

For this type of account:		Give Name and TIN of:
1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minor)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)

	b. The so-called trust account that is not a legal or valid trust under state law	The actual owner(l)
5.	Sole proprietorship or single-member LLC	The owner(3)
6.	A valid trust, estate or pension trust	Legal entity(4)

For this type of account:		Give Name and TIN of:
7.	Corporation or LLC electing corporate status on Form 8832	The corporation
8.	Association, club, religious, charitable, educational or other tax-exempt organization	The organization
9.	Partnership or multi-member LLC	The partnership
10.	A broker or registered nominee	The broker or nominee
11.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your SSN or EIN if you have one.

(4)	List first and circle the name of the legal trust, estate or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
Note: If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.
How to Obtain a TIN
If you do not have a TIN, apply for one immediately. To apply for a Social Security number, obtain Form SS-5, Application for a Social Security Number Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov or by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing www.irs.gov/businesses and clicking on Employer ID Numbers under Businesses Topics. You can get Forms W-7 and Forms SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

Note: Checking the box for “TIN Applied For” in Part 3 of Substitute Form W-9 means that you have already applied for a TIN or that you intend to apply for one soon.
Payees Exempt from Backup Withholding
Generally, individuals (including sole proprietors and LLCs disregarded as entities separate from their owners) are NOT exempt from backup withholding. The table below on the last page will help determine the number to give the requester.
For interest and dividends, the following payees are generally exempt from backup withholding:
1. An organization exempt from tax under section 501(a) of the Internal Revenue Code of 1986, as amended (the “Code”), an individual retirement account (IRA), or a custodial account under section 403(b)(7) of the Code if the account satisfies the requirements of section 401(f)(2) of the Code.
2. The United States or any of its agencies or instrumentalities.
3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.
4. A foreign government or any of its political subdivisions, agencies or instrumentalities.
5. An international organization or any of its agencies or instrumentalities.
6. A corporation.
7. A foreign bank of central issue.
8. A dealer in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
9. A real estate investment trust.
10. An entity registered at all times during the tax year under the Investment Company Act of 1940.
11. A common trust fund operated by a bank under section 584(a) of the Code.
12. A financial institution (as defined for purposes of section 3406 of the Code).
13. A middleman known in the investment community as a nominee or a custodian or who is listed in the most recent publication of the American Society of Corporate Secretaries, Inc. Nominee List.
14. A trust exempt from tax under section 664 of the Code or described in section 4947 of the Code.
For broker transactions, persons listed in items 1-12, above, as well the persons listed in items 15-16, below, are exempt from backup withholding:
15. Futures commission merchant registered with the Commodity Futures Trading Commission.
16. A person registered under the Investment Advisers Act of 1940 who regularly acts as a broker.
Payments Exempt from Backup Withholding
Dividends and patronage dividends that are generally exempt from backup withholding include:
•	Payments to nonresident aliens subject to withholding under section 1441 of the Code.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Payments made by an ESOP pursuant to section 404(k) of the Code.
     Interest payments that are generally exempt from backup withholding include:
•	Payments of interest on obligations issued by individuals. Note, however, that such a payment may be subject to backup withholding if the amount of interest paid to you during a taxable year in the course of the payer’s trade or business is $600 or more and you have not provided your correct TIN.

•	Payments of tax-exempt interest (including exempt-interest dividends under section 852 of the Code).

•	Payments described in section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under section 1451 of the Code.

•	Payments made by certain foreign organizations.
Payments that are not subject to information reporting are also not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code, and the Treasury regulations thereunder.
If you are exempt from backup withholding, you should still complete and file Substitute Form W-9 to avoid possible erroneous backup withholding. Enter your correct TIN and cross out item (2) in Part 2, and sign and date the form and return it to the requester.
If you are a nonresident alien or a foreign entity not subject to backup withholding, you should provide the appropriate completed Form W-8.
Privacy Act Notice. — Section 6109 of the Code requires you to give your correct TIN to persons who must file information returns with the IRS to report interest, dividends and certain other income paid to you. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation and to cities, states and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold at the applicable rate on payments of taxable interest, dividends and certain other items to a payee who does not furnish a TIN to a payer. Certain penalties may also apply.
Penalties
1. Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct TIN, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
2. Civil Penalty for False Information With Respect to Withholding. — If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a $500 penalty.
3. Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION, CONTACT YOUR TAX ADVISORS OR THE INTERNAL REVENUE SERVICE.

ALL EXECUTED LETTERS OF TRANSMITTAL MUST BE DELIVERED TO THE EXCHANGE
AGENT AT THE ADDRESS SET FORTH BELOW.
The exchange agent for the Exchange Offer is:
Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, DE 19890-1626
Attn: Corporate Trust Reorg.
Fax: (302) 636-4139
Confirm By Telephone: (302) 636-6181
     Requests for assistance with respect to the procedure for tendering Old Notes pursuant to the Exchange Offer and requests for additional copies of the Offering Memorandum or this Letter of Transmittal should be directed to the information agent for the Exchange Offer at the address and telephone numbers set forth below.
The information agent for the Exchange Offer is:
111 River Street, 10th Floor
Hoboken, New Jersey 07030
Attn: Aaron Dougherty
(877) 746-3583 (toll-free)
(201) 499-3500